UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K



                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):      June 11, 1999



                         Specialty Foods Acquisition Corporation
                (Exact name of registrant as specified in its charter)



State of Delaware                  33-68958                        75-2488183
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(State or otherjurisdiction   (Commission  File No.)        (I.R.S. Employer
of incorporation or organization)                          Identification No.)


       520 Lake Cook Road, Suite 550, Deerfield, IL            60015
      ---------------------------------------------------------------
    (Address of principal executive offices)                 (Zip Code)


  Registrant's telephone number, including area code      (847) 405-5300






ITEM 5.         OTHER EVENTS

1. On June 11, 1999, Specialty Foods Corporation ("SFC") announced the completion if its bond exchange as previously described in Note 5 to the condensed consolidated financial statements of the Form 10-Q for the quarter ended March 31, 1999. The bond exchange of SFC's parent company, Specialty Foods Acquisition Corporation ("SFAC"), was also completed on the same date. The bond exchanges include provisions for a new corporate structure and for the extension of the initial cash pay interest date of SFAC's 13% Senior Secured Discount Debentures from February 2000 to December 2004.

2. Subsequent to the completion of the bond exchanges, SFC entered into amended and restated agreements which extend the maturity dates of its Accounts Receivable, Revolving Credit and Term Loan facilities from January 2000 to January 2001.





ITEM 7.   FINACIAL STATEMENTS AND EXHIBITS

     Exhibits No.
     ------------

99.2*     Amended and Restated Revolving Credit
          Agreement, dated as of June 11, 1999, among certain subsidiaries of SFC New Holdings, Inc., as the Revolving Credit Borrowers, Various Financial Institutions, as the Revolving Credit Lenders, DLJ Capital Funding, Inc. as the Syndication Agent and the Collateral Agent for the Revolving Credit Lenders, ABN Amro Bank N.V. as the Administrative Agent for the Revolving Credit Lenders and Banque Paribas, as the Documentation Agent for the Revolving Credit Lenders.

99.3* Amended and Restated Term Loan Agreement, dated as of June 11, 1999, among SFC New Holdings, Inc., as the Borrower, Various Financial Institutions, as the Term Loan Lenders, DLJ Capital Funding, Inc. as the Syndication Agent and Collateral Agent for the Term Loan Lenders, ABN Amro Bank N.V. as the Administrative Agent for the Term Loan Lenders and Banque Paribas, as the Documentation Agent for the Term Loan Lenders.

99.4*     SFC Master Trust Amendment No. 7 to each of the
          Pooling Agreement and Receivables Sale Agreement and Amendment No. 2 to the Servicing Agreement.

99.5* Amendment No. 3 to Series 1998-1 Supplement and Amendment No. 1 to Series 1998-1 Certificate Purchase Agreement.

99.6*     Amendment No. 4 to Series 1998-1 Supplement.

99.7*     Performance Guaranty by SFC New Holdings, Inc. as
          Master Servicer, in favor of Specialty Foods Finance Corporation

99.8*     Press release dated June 14, 1999 of SFC



SIGNATURES

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               SPECIALTY FOODS ACQUISITION CORPORATION
                              (Registrant)



Date:    June 30, 1999             By:  /s/ Robert L. Fishbune
                                         ----------------------
                                         Robert L. Fishbune
                                         Vice President and Chief
                                            Financial Officer





____________

*   Filed herewith.